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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated May 5, 2000 included in The Rottlund Company, Inc.'s Form 10-K, into the Company's previously filed Registration Statements File Nos.
33-54862, 333-31589 and 333-76015.



                                                             ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
    June 26, 2000